EXHIBIT 4.1

AMENDMENT NO. 1

Dated as of September 11, 2007

to

POOLING AND SERVICING AGREEMENT

Dated as of August 1, 2007

among

CWABS, INC.,
Depositor

COUNTRYWIDE HOME LOANS, INC.,
Seller

PARK MONACO INC.,
Seller

PARK SIENNA LLC,
Seller

COUNTRYWIDE HOME LOANS SERVICING LP,
Master Servicer

and

THE BANK OF NEW YORK,
Trustee

ASSET-BACKED CERTIFICATES, SERIES 2007-12

THIS AMENDMENT NO. 1, dated as of September 11, 2007 (this “Amendment”), to the Pooling and Servicing Agreement (as defined below), is among CWABS, INC., a Delaware corporation, as depositor (the “Depositor”), COUNTRYWIDE HOME LOANS, INC. (“Countrywide”), a New York corporation, as a seller (a “Seller”), PARK MONACO INC. (“Park Monaco”), a Delaware corporation, as a seller (a “Seller”), PARK SIENNA LLC (“Park Sienna”), a Delaware limited liability company, as a seller (a “Seller”, and together with Countrywide, Park Granada and Park Monaco, the “Sellers”), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as master servicer (the “Master Servicer”), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the “Trustee”).

WITNESSETH THAT

WHEREAS, the Depositor, the Sellers, the Master Servicer and the Trustee entered into a Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”);

WHEREAS, the Depositor, the Sellers, the Master Servicer and the Trustee desire to correct the Original Certificate Principal Balances as set forth in (i) the Preliminary Statement of the Pooling and Servicing Agreement and (ii) Section 5.01 of the Pooling and Servicing Agreement as specified below (such amendment, the “Amendment”);

WHEREAS, the third paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended by the Depositor, each Seller, the Master Servicer and the Trustee with the consent of the NIM Insurer and the Holders of each Class of Certificates affected thereby evidencing not less than 51% of the Voting Rights of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate.

WHEREAS, the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates are the only Classes of Certificates affected by the Amendment;

WHEREAS, each Depository Participant representing in the aggregate a Percentage Interest of not less than 100% of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates, in each case acting (i) pursuant to authority conferred upon them by The Depository Trust Company (“DTC”) as of September 6, 2007, as the Holder of such Certificates, and (ii) in accordance with direction received from either (a) the Certificate Owners of such Certificates or (b) one or more financial intermediaries acting at the direction of the Certificate Owners of such Certificates, have consented to the adoption of the Amendment (a signed original of the action of each such Depository Participant being attached hereto as Exhibits A through F),

WHEREAS, the Underwriter has provided an officer’s certificate, a copy of which is attached hereto as Exhibit G, certifying that the Underwriter intended for the Original Certificate Principal Balances of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates to be as set forth in Section 2 hereof;

WHEREAS, no notes backed or secured by the Class C or Class P Certificates have been issued, and accordingly there is no NIM Insurer whose consent is required; and

WHEREAS, the Depositor has delivered to the Trustee an Opinion of Counsel in accordance with the provisions of the Pooling and Servicing Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.      Defined terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

SECTION 2.      The Amendment.

The Original Certificate Principal Balances of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates as set forth in (i) the table appearing in the section captioned “MASTER REMIC” in the Preliminary Statement to the Pooling and Servicing Agreement and (ii) the table appearing in Section 5.01 of the Pooling and Servicing Agreement are revised to be $17,953,000, $18,547,000, $11,849,000, $12,241,000, $31,956,000 and $33,013,000, respectively.

SECTION 3.  Effect Of Amendment.

Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sellers, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes.  Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 4.      Binding Effect.

The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

SECTION 5.      Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.  Severability of Provisions.

If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

SECTION 7.  Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 8.  Counterparts.

This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

CWABS, INC., as Depositor

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

COUNTRYWIDE HOME LOANS, INC., as a Seller

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

PARK MONACO INC., as a Seller

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

PARK SIENNA LLC, as a Seller

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer

By:	COUNTRYWIDE GP, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ William Herrmann
Name: William Herrmann
Title: Assistant Treasurer

Exhibit A

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 1-M-1

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 1-M-1

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $12,410,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 1-M-1 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 11th day of September, 2007.

Fannie Mae
Name of Depository Participant

2296
Depository Participant Number

By:	/s/ Stephen Shen
Name: Stephen Shen
Title: Vice President, Mortgage Trading

Exhibit B

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 2-M-1

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 2-M-1

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $24,090,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 2-M-1 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 10th day of September, 2007.

The Bank of New York
Name of Depository Participant

2337
Depository Participant Number

By:	/s/ Jack Vidaic
Name: Jack Vidaic
Title: Vice President

Exhibit C

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 1-M-2

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 1-M-2

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $8,191,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 1-M-2 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 10th day of September, 2007.

The Bank of New York
Name of Depository Participant

2337
Depository Participant Number

By:	/s/ Jack Vidaic
Name: Jack Vidaic
Title: Vice President

Exhibit D

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 2-M-2

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 2-M-2

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $15,899,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 2-M-2 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 10th day of September, 2007.

The Bank of New York
Name of Depository Participant

2337
Depository Participant Number

By:	/s/ Jack Vidaic
Name: Jack Vidaic
Title: Vice President

Exhibit E

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 1-M-3

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 1-M-3

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $22,089,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 1-M-3 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 10th day of September, 2007.

The Bank of New York
Name of Depository Participant

2337
Depository Participant Number

By:	/s/ Jack Vidaic
Name: Jack Vidaic
Title: Vice President

Exhibit F

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
OF CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12,
ASSET-BACKED CERTIFICATES, SERIES 2007-12, CLASS 2-M-3

WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT OF
CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12,
CLASS 2-M-3

To:  The Bank of New York, as Trustee

The undersigned is the Depository Participant of $42,880,000 (original principal amount) of CWABS Asset-Backed Certificates Trust 2007-12, Asset-Backed Certificates, Series 2007-12, Class 2-M-3 as of September 6, 2007.

The undersigned hereby consents to the adoption of Amendment No. 1 (the “Amendment”) to the Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, which Amendment is substantially in the form attached hereto.

Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused this consent to be executed by its authorized signatory this 10th day of September, 2007.

The Bank of New York
Name of Depository Participant

2337
Depository Participant Number

By:	/s/ Jack Vidaic
Name: Jack Vidaic
Title: Vice President

Exhibit G

OFFICER’S CERTIFICATE OF THE UNDERWRITER

COUNTRYWIDE SECURITIES CORPORATION

CWABS ASSET-BACKED CERTIFICATES TRUST 2007-12
ASSET-BACKED CERTIFICATES, SERIES 2007-12

Officer’s Certificate

I, the undersigned, a duly appointed Managing Director of Countrywide Securities Corporation (“CSC”), in connection with the above-referenced transaction and the related pooling and servicing agreement dated as of August 1, 2007 (the “Pooling and Servicing Agreement”) among CWABS, INC., as Depositor, COUNTRYWIDE HOME LOANS, INC., as a seller, PARK MONACO INC., as a seller, PARK SIENNA LLC, as a seller, COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer and THE BANK OF NEW YORK, as Trustee, hereby certify as follows:

1.           CSC was the underwriter of the above-referenced transaction and provided structuring direction for the transaction.

2.           CSC intended to structure the transaction so that the Original Certificate Principal Balances of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates would be certain amounts.

3.           Due to a mistake of CSC, the transaction was structured so that the Original Certificate Principal Balances of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates were incorrect amounts.

4.           CSC has requested that the Pooling and Servicing Agreement be amended to cure the mistake and reflect the intended structure by revising the Original Certificate Principal Balances of the Class 1-M-1, Class 2-M-1, Class 1-M-2, Class 2-M-2, Class 1-M-3 and Class 2-M-3 Certificates to be $17,953,000, $18,547,000, $11,849,000, $12,241,000, $31,956,000 and $33,013,000, respectively.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name as of the 11th day of September, 2007.

COUNTRYWIDE SECURITIES CORPORATION

By:	/s/ Michael Schloessmann
Name: Michael Schloessmann
Title: Managing Director